Supplement Dated September 19, 2016
To The Prospectus Dated April 25, 2016

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the section entitled, "Management of the JNL Variable Fund," subsection "Investment in Fund Shares," please delete the third paragraph in its entirety and replace with the following:

The price of each Fund's shares is based its NAV. The NAV per share of each Fund is generally determined by the Adviser at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day the NYSE is open for regular trading.  However, calculation of the Fund's NAV may be suspended on days determined by the Board or in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

This Supplement is dated September 19, 2016.

Supplement Dated September 19, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

On page 47, in the section entitled "Investment Sub-Adviser – Mellon Capital Management Corporation," please delete the second, third and fourth paragraphs, as well as the subsequent table, and on page 48 delete the first paragraph and second paragraph, and the table, and replace with the following:

Under the Sub-Advisory Agreement, Mellon Capital provides each Fund with discretionary investment services.  Specifically, Mellon Capital is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in the Prospectus and this SAI.  Mellon Capital is also responsible for effecting all security transactions on behalf of each Fund.  The Sub-Advisory Agreement also provides that Mellon Capital, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Funds for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund and by the interest holders of each Fund or the Funds' Board.  It may be terminated at any time upon 60 days' written notice by Fund or the Adviser or upon 90 days' notice by the sub-adviser, or by a majority vote of the outstanding interests of a Fund with respect to that Fund, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund.  Additional Funds may be subject to a different agreement.  The Sub-Advisory Agreement also provides that Mellon Capital is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Fund (relating to the diversification requirements applicable to investments in funds underlying variable annuity contracts).

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from JNL/Mellon Capital Global 30 Fund, JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P® SMid 60 Fund and JNL/Mellon Capital JNL 5 Fund the following fees:

Assets	Annual Rate
First $50 million	0.09%
Next $50 million	0.06%
$100 million to $750 million	0.03%
Over $750 million	0.015%

The Adviser is obligated to pay Mellon Capital out of the advisory fee it receives from JNL/Mellon Capital Communications Sector Fund, JNL/Mellon Capital Consumer Brands Sector Fund, JNL/Mellon Capital Financial Sector Fund, JNL/Mellon Capital Healthcare Sector Fund, JNL/Mellon Capital Oil & Gas Sector Fund, JNL/Mellon Capital Technology Sector Fund, JNL/Mellon Capital DowSM Index Fund, and JNL/Mellon Capital Nasdaq® 100 Fund the following fees:

Assets	Annual Rate
First $750 million	0.03%
$750 million to $2 billion	0.015%
Over $2 billion	0.01%

The break points apply to the assets of each Fund separately.

On page 61, in the section entitled "Purchases, Redemptions and Pricing of Interests," please delete the third paragraph in the entirety and replace with the following:

As stated in the Prospectus, the net asset value ("NAV") of each Fund's interests is generally determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday).  The NAV of a Fund's interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NAV of a Fund's share may also not be determined on days designated by the Board or on days designated by the SEC.

This Supplement is dated September 19, 2016.